EXHIBIT 10.8

                       DIRECTOR INDEXED RETIREMENT PROGRAM
                                       for
                                  CITIZENS BANK



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                      DIRECTOR'S INDEXED RETIREMENT PROGRAM


I.        DEFINITIONS

         A.       Effective Date:

                  The effective date of the Citizens Bank Director's Indexed Fee Continuation Program (the Plan) shall be January 13, 1995.


         B.       Plan Year:

                  Any reference to "the Plan Year" shall mean a calendar year from January 1 to December 31. In the year of implementation, the term "the year" shall mean the period from the effective date to December 31 of the year of the effective date.


         C.       Normal Retirement Date:

                  The Normal Retirement Date shall mean retirement from service on the Board of Directors of the Bank (the Board) which becomes effective on the first day of the calendar month following the month in which the Director reaches age sixty-five (65).


         D.       Early Retirement Date:

                  Early Retirement Date shall mean a retirement from service or failure of re-election to the Board which is effective prior to the Normal Retirement Date stated above.


         E.       Termination of Service:

                  Termination of Service shall mean voluntary resignation by the Director from service on the Board or failure of re-election to the Board, prior to the Normal Retirement Date.


         F.       Pre-Retirement Account:

                  A Pre-Retirement Account shall be established as a liability reserve account on the books of the bank for the benefit of each director in the Plan. Prior to the earlier of a director's termination of service or a director's retirement (early or normal), such liability reserve account shall be increased or decreased each year by an amount equal to the annual earnings or loss for that year determined by the Index (described in subparagraph I (H) hereinafter), less the Cost of Funds Expense for that year (described in subparagraph I
                  (I) hereinafter), divided by the number of participants in the Plan (as defined in subparagraph I (J) hereinafter) during that Plan Year. If a Director continues to serve on the board after normal retirement date, such Director's liability reserve account shall not be increased pursuant to this paragraph. In addition, such Director shall not be deemed to be a Participating Director under subparagraph (J).
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         G.       Index Retirement Benefit:

                  The Index Retirement Benefit for each director in the Plan shall be equal to the annual earnings or loss determined by the Index [subparagraph I (H)] less the Cost of Funds Expense [subparagraph I (I)], divided by the number of directors in the Plan [subparagraph I (J)], for each Plan Year in which the Index Retirement Benefit is due.


         H.       Index:

                  The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contracts described in the attached Exhibit "A" on the lives of the participating directors [described in subparagraph I (J)], as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date of the Plan.

                  If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were actually purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations from the above named insurance company(ies) on the increase in value from such policy(ies) as if they had actually been in force which will be used to calculate the amount of the Index.

                  In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and his beneficiaries shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured creditor of Bank.


         I.       Cost of Funds Expense:

                  The Cost of Funds Expense for the year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above (Exhibit "A") plus the amount of any benefits paid to any director pursuant to the Plan (Paragraph II hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the yield on a Treasury instrument maturing two years from July 1 (or the closest business day) of the Plan Year.


         J.       Number of Participating Directors:

                  The number of participating directors for any Plan Year shall be the number of directors participating in the Plan as of December 31 of the previous year. Participating directors are those directors listed on the attached Exhibit B excluding any of those directors whose service on the Board has terminated pursuant to subparagraph II (D) hereinafter or who have died. The policy of a director who is no longer a participating director because of death or termination of service pursuant to subparagraph II (D) shall not be considered when computing the Index [subparagraph (H)] in any Plan Year.

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II.       INDEX BENEFITS

         A.       Retirement Benefits:

                  Those directors who remain on the Board of the Bank until the "Normal Retirement Date" defined in subparagraph I (C), shall be entitled to receive the balance in their Pre-Retirement Account in ten (10) equal annual installments commencing thirty days following the Director's retirement. In addition to these payments, the Index Retirement Benefit (as defined in subparagraph I (G) above) for each Plan Year shall be paid to the Director until his death, commencing thirty (30) days following the Director's retirement.


         B.       Early Retirement or Termination of Service:

                  Should the Director elect Early Retirement or otherwise terminate service pursuant to paragraphs I, D or E, the Director shall be entitled to receive 100%, times the balance in the Pre-Retirement Account paid over ten (10) years in equal installments commencing thirty (30) days following the Director's severance from the Board. In addition to these payments, one hundred percent (100%) of the Index Retirement Benefit shall be paid to the Director each year until his death.

         C.       Death:

                  Should the Director die prior to having received that portion of the Pre-Retirement Account he was entitled to pursuant to paragraph A or B herein above, as the case may be, the unpaid balance of the Pre-Retirement Account shall be paid to the beneficiary selected by the Director and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Director's estate.


         D.       Termination of Service for Cause:

                  Should a director be discharged for cause, all benefits under this Agreement shall be forfeited. The term "for cause" shall mean gross negligence or gross neglect or the commission of a felony or gross misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the Bank. If a dispute arises as to discharge "for cause", such dispute shall be resolved by arbitration as set forth in the Director's Agreement.


         E.       Death Benefit:

                  Except as set forth above, there is no death benefit provided under this Agreement.


III.      RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The directors, their beneficiaries or any successor in interest shall

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         be and remain simply a general  creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.


This  Director's  Indexed  Retirement  Program adopted this 13th day of January,
1995.


                                          CITIZENS BANK


/s/ Patti S. Davis                        (/s/) Wendell S. Dunaway
-----------------------                   ------------------------
Witness                                    Chairman of the Board


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                                    EXHIBIT A


1.    Assumed Insured:                Clinton B. Brannen
         Insurance Company:           Alexander Hamilton Life Insurance Company
         Policy Form:                 Universal Life
         Policy Name:                 Executive Security Plan III
         Insured's Age:               55
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $158,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

2.    Assumed Insured:                Wendell S. Dunaway
         Insurance Company:           Alexander Hamilton Life Insurance Company
         Policy Form:                 Universal Life
         Policy Name:                 Executive Security Plan III
         Insured's Age:               64
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $126,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

3.    Assumed Insured:                James W. Johnson
         Insurance Company:           Alexander Hamilton Life Insurance Company
         Policy Form:                 Universal Life
         Policy Name:                 Executive Security Plan III
         Insured's Age:               53
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $167,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95


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4.    Assumed Insured:                Cecil A. McGraw
         Insurance Company:           Alexander Hamilton Life Insurance Company
         Policy Form:                 Universal Life
         Policy Name:                 Executive Security Plan III
         Insured's Age:               56
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $153,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

5.    Assumed Insured:                Wayne P. Peavy
         Insurance Company:           Alexander Hamilton Life Insurance Company
         Policy Form:                 Universal Life
         Policy Name:                 Executive Security Plan III
         Insured's Age:               55
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $157,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

6.    Assumed Insured:                Charles G. Speight, Sr.
         Insurance Company:           General American Life Insurance Company
         Policy Form:                 Universal Life
         Policy Name:                 Single Premium Universal Life
         Insured's Age:               73
         Riders:                      None
         Ratings:                     Table D
         Option:                      A
         Face Amount:                 $105,918
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

7.    Assumed Insured:                Carol D. Arflin
         Insurance Company:           Security Life of Denver Insurance Company
         Policy Form:                 Whole Life
         Policy Name:                 Corp 4
         Insured's Age:               34
         Riders:                      None
         Ratings:                     None
         Face Amount:                 $319,314
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

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8.    Assumed Insured:                Larry W. Dunaway
         Insurance Company:           Security Life of Denver Insurance Company
         Policy Form:                 Whole Life
         Policy Name:                 Corp 4
         Insured's Age:               43
         Riders:                      None
         Ratings:                     None
         Face Amount:                 $202,862
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

9.    Assumed Insured:                Ronney S. Ledford
         Insurance Company:           Security Life of Denver Insurance Company
         Policy Form:                 Whole Life
         Policy Name:                 Corp 4
         Insured's Age:               56
         Riders:                      None
         Ratings:                     None
         Face Amount:                 $137,199
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

10.   Assumed Insured:                Michael C. Speight
         Insurance Company:           Security Life of Denver Insurance Company
         Policy Form:                 Whole Life
         Policy Name:                 Corp 4
         Insured's Age:               36
         Riders:                      None
         Ratings:                     None
         Face Amount:                 $254,572
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

11.   Assumed Insured:                Patti S. Davis
         Insurance Company:           Security Life of Denver Insurance Company
         Policy Form:                 Whole Life
         Policy Name:                 Corp 4
         Insured's Age:               38
         Riders:                      None
         Ratings:                     None
         Face Amount:                 $279,535
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

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12.   Assumed Insured:                Don G. Davis
         Insurance Company:           Transamerica Assurance Company
         Policy Form:                 Universal Life
         Policy Name:                 TAC-$aver 2000
         Insured's Age:               46
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $200,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

13.   Assumed Insured:                Charles G. Speight, Jr.
         Insurance Company:           Transamerica Assurance Company
         Policy Form:                 Universal Life
         Policy Name:                 TAC-$aver 2000
         Insured's Age:               49
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $170,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95

14.   Assumed Insured:                J. Daniel Speight, Jr.
         Insurance Company:           Transamerica Assurance Company
         Policy Form:                 Universal Life
         Policy Name:                 TAC-$aver 2000
         Insured's Age:               38
         Riders:                      None
         Ratings:                     None
         Option:                      A
         Face Amount:                 $275,000
         Premiums Paid:               $75,000
         Number of Premium Payments:  One
         Assumed Purchase Date:       1/13/95


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                                    EXHIBIT B


         Director Name:               Clinton B. Brannen, Jr.
         Address:                     Route 1, Box 201C
                                      Unadilla, GA 31092
         Date of Birth:               2/13/39
         Social Security Number:      ###-##-####

         Director Name:               Wendell S. Dunaway
         Address:                     300 Houston Street
                                      Hawkinsville, GA 31036
         Date of Birth:               2/5/30
         Social Security Number:      ###-##-####

         Director Name:               James W. Johnson
         Address:                     P.O. Box 626
                                      Hawkinsville, GA 31036
         Date of Birth:               8/30/41
         Social Security Number:      ###-##-####

         Director Name:               Cecil A. McGraw
         Address:                     600 Deliesseline Drive
                                      Vienna, GA 31092
         Date of Birth:               9/17/38
         Social Security Number:      ###-##-####

         Director Name:               Wayne P. Peavy
         Address:                     625 Old Americus Road
                                      Vienna, GA 31092
         Date of Birth:               11/25/39
         Social Security Number:      ###-##-####

         Director Name:               Larry W. Dunaway
         Address:                     770 Thompson Drive
                                      Hawkinsville, GA 31036
         Date of Birth:               12/10/51
         Social Security Number:      ###-##-####

         Director Name:               Ronney S. Ledford
         Address:                     Route 3
                                      Vienna, GA 31092
         Date of Birth:               11/2/38
         Social Security Number:      ###-##-####

         Director Name:               Michael C. Speight
         Address:                     Azalea Drive
                                      Unadilla, GA 31091
         Date of Birth:               2/27/59
         Social Security Number:      ###-##-####

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         Director Name:               Don G. Davis
         Address:                     P.O. Box 841
                                      Unadilla, GA 31091
         Date of Birth:               8/7/48
         Social Security Number:      ###-##-####

         Director Name:               Charles G. Speight, Jr.
         Address:                     Azalea Drive
                                      Unadilla, GA 31091
         Date of Birth:               7/7/45
         Social Security Number:      ###-##-####

         Director Name:               J. Daniel Speight, Jr.
         Address:                     P.O. Box 156
                                      Vienna, GA  31092
         Date of Birth:               1/9/57
         Social Security Number:      ###-##-####

         Director Name:               Charles G. Speight, Sr.
         Address:                     P.O. Box 303, 1 Azalea Drive
                                      Unadilla, GA 31091
         Date of Birth:               4/2/22
         Social Security Number:      ###-##-####

         Director Name:               Patti S. Davis
         Address:                     P.O. Box 628, Azalea Drive
                                      Unadilla, GA 31091
         Date of Birth:               12-12-56
         Social Security Number:      ###-##-####

         Director Name:               Carol D. Arflin
         Address:                     P.O. Box 555
                                      Unadilla, GA 31091
         Date of Birth:               10/8/60
         Social Security Number:      ###-##-####



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